EXHIBIT 23(I)



                                     CONSENT
                                       OF
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP



                  We consent to the reference to our firm under the heading "Counsel" in Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of The Westwood Funds as filed with the Securities and Exchange Commission on January 30, 2006.



                                    PAUL, HASTINGS, JANOFSKY & WALKER LLP


New York, New York
January 30, 2006